Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 26, 2021, is made by and between DarkPulse, Inc., a Delaware corporation (the “Company”), and FirstFire Global Opportunities Fund, LLC (the “Holder”). The Company and the Holder are hereinafter sometimes collectively referred to as the “Parties” and each a “Party” to this Agreement.

RECITALS

WHEREAS, the Company’s Board of Directors (the “Board”) has unanimously approved, upon the terms and subject to the conditions of, that certain Securities Purchase Agreement, of even date herewith, by and between the Holder and the Company (the “Purchase Agreement”), the Company has agreed to issue and sell to Holder a convertible promissory note in the principal amount of $825,000.00 (the “Note”) and 75,000,000 shares of Common Stock (the “Commitment Shares”) to the Holder; and

WHEREAS, to induce the Holder to execute and deliver the Purchase Agreement and this Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder, and applicable state securities laws, with respect to the Shares (as defined below) issuable pursuant to the Purchase Agreement.

NOW, THEREFORE, for and in consideration of the foregoing premises, the agreements and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder, intending to be legally bound, hereby agree as follows:

This Agreement predominately references a Registration Statement and inclusion of the Holder’s securities thereunder. However, the Company may also satisfy any of its obligations hereunder by including the Holder’s securities in a Regulation A Offering filed with the SEC and New York state. As a result, references to Registration Statement, Effectiveness, among others, and the deadlines related thereto, also can be satisfied by having a Regulation A Offering qualified covering the Holder’s securities.

1.        Definitions. As used in this Agreement, the following terms shall have the following meanings:

a.       “Closing Date” shall mean the Purchase Date, as such term is defined in the Purchase Agreement.

b.        “Filing Date” shall mean the date the Registration Statement has been filed with the SEC (as determined by EDGAR) and no stop order of acceptance has been issued by the SEC.

c.       “Registration Statement” means a Registration Statement of the Company filed with the SEC under the Securities Act.

d.       “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

e.       “Principal Market” means either the NYSE MKT (formerly the American Stock Exchange), the New York Stock Exchange, Inc., any tier of the NASDAQ Stock Market, OTCQX® Best Market, the OTCQB® Venture Market or the OTC Pink Market, whichever is the principal market on which the Securities is listed.

1

f.       “Purchase Amount” means the Purchase Price, as such term is defined in the Purchase Agreement.

g.        “Effectiveness Date” shall mean the date the SEC declares the Registration Statement effective and the Company has filed all necessary amendments covering the resale of Shares.

h.       “Register,” “Effective” and “Effectiveness” refer to the process of register shares under a Registration Statement by preparing and filing with the SEC one or more Registration Statements in compliance with the Securities Act and any successor rule providing for among other securities, the Shares (defined below), and the process of keeping such Registration Statement(s) effective.

i.        “Shares” means the shares of Common Stock issued or issuable (i) pursuant to the Purchase Agreement (including the Commitment Shares) and (ii) any shares of capital stock issued or issuable with respect to such Note and any conversion thereof, or other securities issued as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (x) included in a Registration Statement that has been declared effective by the SEC, (y) sold under circumstances meeting all of the applicable conditions of Rule 144, promulgated under the Securities Act or (z) saleable without limitation as to time, manner and volume pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act.

j.       “SEC” means the United States Securities and Exchange Commission.

All capitalized terms used but not defined in this Agreement shall have the meaning ascribed to them in the Purchase Agreement; provided however, that any references to Fixed Conversion Price or Default Fixed Conversion Price shall have the meaning ascribed to them in the Note.

For the purposes of determining dates for penalties or filing deadlines, as outlined in this Agreement, both Parties agree that the date given by the SEC shall constitute the official date.

2. Registration.

a.       Registration. If at any time while any amounts are due outstanding under the Note, the Company files a Registration Statement under the Securities Act, the Company shall use its commercially reasonable efforts, to the extent permissible under U.S. securities laws and the rules and regulations thereunder, to include the Shares in such Registration Statement with the intention of covering the resale of all of the Shares. If the Company cannot register enough shares to cover resale of all of the Shares of the Holder, the Company shall register an amount equal to the maximum amount allowed under the applicable rule or rules as interpreted by the SEC. In the event the Company cannot Register sufficient shares to cover the Securities, due to the remaining number of authorized shares being insufficient, the Company will use its best efforts to effective the maximum number of shares it can, based upon the remaining balance of authorized shares and will use its best efforts to increase the number of its authorized shares as soon as reasonably practicable.

b.       The Company shall use its commercially reasonable efforts, to the extent permissible under U.S. securities laws, to have the Registration Statement filed with the SEC within ninety (90) days following the payment of the consideration due under the Note (the “Filing Deadline”).

Notwithstanding the foregoing, failure to file by the Filing Deadline shall not constitute an Event of Default under the Note to the extent any delay in the filing of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Holder or is otherwise attributable to the Holder.

The Company acknowledges that its failure to have the Registration Statement filed by the Filing Deadline will cause the Holder to suffer irreparable harm, and, that damages will be difficult to ascertain. Accordingly, the Parties agree that it is appropriate that the failure to file by the Filing Deadline shall constitute an acceleration event with respect to the Maturity Date of the Note. The availability of any remedies hereunder and thereunder shall not relieve the Company from its obligations to register the Shares and deliver the Shares pursuant to the terms of this Agreement and the Purchase Agreement.

2

c.       The Company shall use its best efforts and take all available steps to have the Registration Statement declared effective by the SEC within one hundred eighty (180) calendar days after the Filing Date (the “Effectiveness Deadline”). If the Registration Statement covering the Shares to be filed by the Company pursuant to Section 2(a) hereof has not become effective by the Effectiveness Deadline, then it shall constitute an Event of Default under the Note.

If the Registration Statement covering the Shares to be filed by the Company pursuant to Section 2(a) hereof has become effective, and, thereafter, the Holder’s right to sell is suspended, for any reason, then the Company shall pay the Holder the sum of one percent (1%) of the Purchase Amount plus interest and penalties due to the Holder for the Shares pursuant to the Purchase Agreement for each thirty (30) calendar day period, pro-rata, compounded annually, following the suspension, until such suspension ceases (the “Suspension Damages”). The Suspension Damages shall continue until the obligation is fulfilled and shall be paid within five (5) business days after each thirty (30) day period, or portion thereof, until such suspension is released. The Suspension Damages shall be paid, at the Holder’s option, in cash or shares of the Company’s common stock, par value $0.001, priced at the Default Fixed Conversion Price, or portion thereof. Failure of the Company to make payment within said five (5) business days after each thirty (30) day period shall be considered a breach of this Agreement.

Notwithstanding the foregoing, the amounts payable by the Company pursuant to this Section 2(c) shall not be payable to the extent any delay in the effectiveness of the Registration Statement or any suspension of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Holder or is otherwise attributable to the Holder.

The Company acknowledges that its failure to have the Registration Statement become effective by the Effectiveness Deadline or to permit the suspension of the Registration Statement, will cause the Holder to suffer irreparable harm and, that damages will be difficult to ascertain. Accordingly, the Parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The Parties acknowledge and agree that the liquidated damages provision set forth in this Section 2(c) represents the Parties’ good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to effective the Shares and deliver the Shares pursuant to the terms of this Agreement and the Purchase Agreement.

3. Related Obligations.

At such time as the Company is obligated to prepare and file a Registration Statement with the SEC pursuant to Section 2(a) hereof, the Company will use its best efforts to Register the Shares in accordance with the intended method of disposition thereof and, with respect thereto, the Company shall have the following obligations:

a.       The Company shall use its best efforts to cause such Registration Statement relating to the Shares to become effective within ninety (90) calendar days after the Filing Date and shall keep such Registration Statement Effective until the date on which the Holder shall have sold all the Shares, or the Shares included therein otherwise cease to be Shares (the “Effectiveness Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall, as of the date thereof, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b.       The Company shall prepare and file with the SEC such amendments (including post-effectiveness amendments) and supplements to the Registration Statement and any exhibits and attachments thereto, as may be necessary to keep such Registration Statement Effective during the Effectiveness Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all the Shares of the Company covered by such Registration Statement until such time as all of such Shares shall have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in such Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Shares, the Company shall amend such Registration Statement, or file a new Registration Statement, or both, so as to cover all of the Shares, in each case, as soon as practicable, but in any event within thirty (30) calendar days after the necessity therefor arises, assuming the Company has sufficient authorized shares at that time, and if it does not, within thirty (30) calendar days after such shares are authorized. The Company shall use it best efforts to cause such amendment or new Registration Statement to become effective as soon as practicable following the filing thereof. If any of the provisions of the Securities Act in any way limit the ability of the Company to file any amendment or new Registration Statement within thirty (30) calendar days, then the Company shall file the appropriate amendment or Registration Statement as soon as permitted under the relevant Securities Act provisions.

3

c.       If necessary to allow the Holder to sell all of the Shares without pricing restrictions, the Company shall “uplist” to the requisite tier of the Company’s Principal Market in connection with the registration of the Shares. This requirement may be waived by the Holder with its consent.

d.      Upon the happening of any event as a result of which the Registration Statement, as then in effect, would then contain an untrue statement of a material fact, or omission to state a material fact, which would otherwise be required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, as a result of which the Registration Statement is required to be amended (“Effectiveness Default”), the Company shall use all diligent efforts to promptly prepare any necessary supplement or amendment to such Registration Statement and take any other necessary steps to cure the Effectiveness Default, and deliver one (1) copy of such supplement or amendment to Holder (or such other number of copies as Holder may reasonably request; delivery via EDGAR shall constitute delivery). Failure to cure the Effectiveness Default within five (5) business days shall result in the Company paying liquidated damages of one percent (1%) of the Purchase Amount for each thirty (30) calendar day period or portion thereof, beginning on the date of suspension. The Company shall also promptly notify Holder in writing (i) when any post-effective amendment has been filed, and when a Registration Statement or any post-effectiveness amendment has become Effective (notification of such Effectiveness shall be delivered to Holder by facsimile on the same day of such Effectiveness and by overnight mail); (ii) in the event the Registration Statement is no longer effective; or (iii) the Registration Statement is stale for a period of more than five (5) trading days as a result of the Company’s failure to timely file any reports required by the SEC or state jurisdiction.

The Company acknowledges that its failure to cure the Effectiveness Default within five (5) business days will cause the Holder irreparable harm, and that damages will be difficult to ascertain. Accordingly, the Parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The Parties acknowledge and agree that the liquidated damages provision set forth in this Section 3(e) represents the Parties’ good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty.

It is the intention of the Parties that interest payable under any of the terms of this Agreement shall not exceed the maximum amount permitted under any applicable law. If a law, which applies to this Agreement which sets the maximum interest amount, is finally interpreted so that the interest in connection with this Agreement exceeds the permitted limits, then: (1) any such interest shall be reduced by the amount necessary to reduce the interest to the permitted limit; and (2) any sums already collected (if any) from the Company which exceed the permitted limits will be refunded to the Company. The Holder may choose to make this refund by reducing the amount that the Company owes under this Agreement or by making a direct payment to the Company. If a refund reduces the amount that the Company owes the Holder, the reduction will be treated as a partial payment. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

e.       The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of the Effectiveness of a Registration Statement, or the suspension of the registration of any of the Shares for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holder of the issuance of such order and the resolution thereof. The Company will immediately notify the Holder of a proceeding, or threat of proceeding, the result of which could affect the Effectiveness of the Registration Statement.

f.       The Company shall hold in confidence and not make any disclosure of information concerning the Holder unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holder and allow the Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

4

g.       The Company shall use its best efforts to secure or maintain designation and quotation of all the Shares covered by any Registration Statement on the Principal Market, to the extent such is necessary for the Shares to trade on such market. If, despite the Company’s best efforts, the Company is unsuccessful in satisfying this obligation, it shall use its best efforts to cause all the Shares covered by any Registration Statement to be listed on each other national securities exchange and automated quotation system, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Shares is then permitted under the rules of such exchange or system. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(g).

h.       The Company shall cooperate with the Holder to facilitate the timely preparation and delivery of book-entry or street name shares (not bearing any restrictive legend) representing the Shares to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holder may reasonably request and effective in such names of the Persons who shall acquire such Shares from the Holder, as the Holder may request.

i.       The Company shall provide a transfer agent for all the Shares not later than the Effectiveness Date of the first Registration Statement filed pursuant hereto.

j.       If requested by the Holder, the Company shall (i) as soon as reasonably practical, incorporate in post-effectiveness amendment such information as Holder reasonably determines should be included therein relating to the sale and distribution of Shares, including, without limitation, information with respect to the Note and the Shares; (ii) make all required filings of such post-effectiveness amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effectiveness amendment; and (iii) or make amendments to any Registration Statement if reasonably requested by Holder.

k.       The Company shall use its best efforts to cause the Shares covered by the applicable Registration Statement to be effective with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Shares.

l.       The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any Registration hereunder.

m.       Within five (5) business days after the Registration Statement which includes the Shares is declared effective by the SEC, the Company shall deliver to the Holder confirmation that such Registration Statement has been declared effective by the SEC.

n.       The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holder of the Shares pursuant to a Registration Statement.

4. Obligations of The Holder.

a.       At least five (5) calendar days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Holder in writing of the information the Company requires from the Holder. The Holder covenants and agrees that, in connection with any resale of Shares by it pursuant to a Registration Statement, it shall comply with the “Plan of Distribution” section relating to such Registration Statement.

b.       The Holder, by the Holder’s acceptance of the inclusion of any of the Shares in a Registration Statement, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder and in responding to SEC comments in connection therewith.

5

c.       The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) and Section 3(e) hereof, the Holder will immediately discontinue disposition of Shares pursuant to any Registration Statement(s) covering such Shares until Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(d) and Section 3(e) hereof.

5. Expenses of Registration.

All expenses, other than underwriting discounts and commissions, incurred in connection with the filing of a Registration Statement, any other filings connected thereto pursuant to Section 2 and Section 3 hereof, including, without limitation, all registration, listing fees, printing and accounting fees, and reasonable fees and disbursements of counsel for the Company shall be paid by, and are the sole obligation of, the Company.

6. Indemnification.

In the event any Shares are included in a Registration Statement under this Agreement:

a.       To the fullest extent permitted by law, the Company will, and hereby agrees to, indemnify, hold harmless and defend the Holder who holds such Shares, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls Holder within the meaning of the Securities Act or the Exchange Act) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or reasonable expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the effectiveness of the Note under the securities or any “blue sky” laws of any jurisdiction in which Shares are offered (“Blue Sky Filing”) if applicable, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Shares pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to the restrictions set forth in Section 6(c) hereof with respect to the number of legal counsel, the Company shall reimburse the Holder and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation committed by any Indemnified Person or which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus were timely made available by the Company pursuant to Section 3(c) hereof; (ii) shall not be available to the extent such Claim is based on (a) a failure of the Holder to deliver or to cause to be delivered the prospectus made available by the Company or (b) the Indemnified Person’s use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the resale of the Shares by the Holder pursuant to the Registration Statement.

6

b.       Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable. Such counsel shall be selected by the Company if the Company is the indemnifying party. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.

c.       The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

d.       The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others; and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 hereof to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 hereof; (ii) no seller of Shares guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Shares who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Shares shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Shares.

8.       Reports Under the Exchange Act.

With a view to making available to the Holders the benefits of Rule 144 under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without Effectiveness (“Rule 144”) the Company agrees to take commercially reasonable efforts to:

a.       make and keep public information available, as those terms are understood and defined in Rule 144;

7

b.       file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

c.       furnish to the Holder so long as the Holder owns Shares, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested to permit Holder to sell such securities pursuant to Rule 144 without Effectiveness.

9. No Assignment of Effectiveness Rights.

The Effectiveness rights and obligations under this Agreement shall not be assignable.

10. Amendment of Effectiveness Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of both the Company and the Holder of the Shares. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Holder and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Holders of the Shares. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the Parties to this Agreement.

11. Miscellaneous.

a.       Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses for such communications are as set forth on the signature page to this Agreement. Each Party shall provide five (5) business days prior notice to the other Party of any change in address, phone number or facsimile number.

b.       Failure of any Party to exercise any right or remedy under this Agreement or otherwise, or delay by a Party in exercising such right or remedy, shall not operate as a waiver thereof.

c.        This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the Parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. The Parties submit to the jurisdiction of the state of New York and federal courts in the borough of Manhattan, New York, and agree that any legal action or proceeding relating to this Agreement may be brought in those courts.

d.       This Agreement, the Purchase Agreement, the Note and any other documents in connection therewith, constitute the entire set of agreements among the Parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, or undertakings, other than those set forth or referred to herein or in the Purchase Agreement.

e.       This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the Parties hereto with respect to the subject matter hereof and thereof.

8

f.       The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

g.       This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a Party shall constitute a valid and binding execution and delivery of this Agreement by such Party. Such facsimile copies shall constitute enforceable original documents.

h.       Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

i.        All consents and other determinations to be made by the Holder pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Holder holding a majority of the Shares.

j.        The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent and no rules of strict construction will be applied against any Party.

k.       The Company hereby represents to the Holder that: (i) it has voluntarily entered into this Agreement of its own freewill; (ii) it is not entering into this Agreement under economic duress; (iii) the terms of this Agreement are reasonable and fair to the Company; and (iv) the Company has had, or has had the opportunity and declined to have, independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with its entering into this Agreement.

l.        Notwithstanding anything in this Agreement to the contrary, the Parties hereto hereby acknowledge and agree to the following: (i) the Holder makes no representations or covenants that it will not engage in trading in the securities of the Company; (ii) the Company has not and shall not provide material non-public information to the Holder unless prior thereto the Holder shall have executed a written agreement regarding the confidentiality and use of such information; and (iii) the Company understands and confirms that the Holder will be relying on the acknowledgements set forth in clauses (i) through (iii) above if the Holder effects any transactions in the securities of the Company.

12.        Waiver.

The Holder’s delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waive, affect, or diminish any right of the Holder under this Agreement to demand strict compliance and performance herewith. Any waiver by the Holder of any breach under this Agreement (an “Event of Default”) shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Holder, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Holder.

13.        Payment of Liquidated Damages.

With respect to any liquidated damages or other fees incurred herein by the Company for failure to act in a timely manner, the Holder reserves the rights to take payment of such amounts in cash or in shares priced at the Fixed Default Conversion Price.

[Signature Page Follows]

9

IN WITNESS WHEREOF, the Parties hereto have caused this Effectiveness Rights Agreement to be duly executed on the day and year first above written.

THE COMPANY:

DARKPULSE, INC.

By:	/s/ Dennis O’Leary
Name:	Dennis O’Leary
Title:	CEO
Address:	1345 Avenue of the Americas, 2nd Floor
New York, New York 10105

HOLDER:

FirstFire Global Opportunities Fund, LLC
(entity name, if applicable)

By:	/s/ Eli Fireman
Name:	Eli Fireman
Title:	Manager of FirstFire Capital Management, LLC, its Manager
Address:	1040 1st Avenue, Suite 190
New York, New York 10022

10